Exhibit 10.1

Settlement Agreement

May 15, 2024

The undersigned individual (the “Individual”) hereby acknowledges that he was previously purported to have been granted by Mama’s Creations, Inc., a Nevada corporation (the “Company”), (a) an option to purchase 25,000 shares of common stock of the Company, on September 4, 2018 with an exercise price of $0.80 and (b) an option to purchase 50,000 shares of common stock of the Company on July 31, 2019 with an exercise price of $0.52 (collectively, the “Purported Options”). The Individual hereby acknowledges and agrees that all of his rights under the Purported Options are cancelled and terminated and the Purported Options are deemed to have never been granted. No rights under the Purported Options were transferred by the Individual to any other party and there are no liens, encumbrances, security agreements, equities, options, claims or charges of any kind related to the Purported Options.

The Individual, on behalf of himself and his successors, assigns, beneficiaries, heirs and all other persons or entities acting on his and their behalf (collectively, the “Releasing Parties”), hereby fully and finally release, remise, acquit, and forever discharge the Company and its respective successors, assigns, representatives, transferees, beneficiaries, and heirs from any and all actions, judgments, debts, claims, counterclaims, defenses, demands, liabilities, damages, causes of action, losses, costs, expenses, attorney fees and compensation of every kind and nature whatsoever, whether direct or derivative, existing or claimed to exist, in law or in equity, whether direct or indirect (whether by assignment or otherwise), whether under applicable law or any other law, known or unknown, whether asserted or demanded, including without limitation all claims for alleged breach of contract, breach of implied contract or breach of a covenant of good faith and fair dealing, all equitable claims, all tort or any other principle of common law, and all compensation-related claims, that the Releasing Parties may have or ever had, or may have or claim to have in the future, from the beginning of time to and including the date of this Agreement related to the Purported Options. This Agreement does not constitute and should not be construed as an admission of liability, fault, or wrongdoing by any person.

As consideration for providing the release contained herein, and as consideration for the acknowledgement and cancellation regarding the Purported Options set forth herein, the Company hereby agrees to issue to the undersigned (i) 16,918 shares of the Company’s common stock (the “Shares”) and (ii) $112,500 in cash. The parties note that as of the date of this Agreement, the value of the Purported Options exceeds the total value of the Shares and cash. Each party hereby acknowledges and agrees that the foregoing release, as well as all other terms of this Agreement, are supported by adequate consideration, and each party hereby waives any allegation, claim and/or defense to the contrary.

The parties hereby agree and acknowledge that this Agreement constitutes the entire agreement of the parties with respect to the subject matter contained herein. There are no other agreements, representations, warranties, or other understandings between the parties with regard to the subject matter hereof which are not set forth in this Agreement. This Agreement is made and entered into without any reliance of a party on any statement, promise, inducement, or consideration not recited in this Agreement. The parties agree that this Agreement shall not be construed against any party to the Agreement on the grounds that such party drafted this Agreement but shall be construed as if all parties jointly prepared this Agreement, and any uncertainty or ambiguity shall not on that ground be interpreted against any one party. Each party either has retained counsel or has been advised of the party’s right to obtain counsel. No party has previously assigned or transferred, or purported to assign or transfer, to any person or entity whatsoever all or any part of the claims, demands, liabilities, responsibilities, disputes, causes of action or obligations released herein.

The Individual is a director of the Company, an accredited investor as defined under Regulation D promulgated under the Securities Act of 1933 and has had an opportunity to ask questions of, and receive answers from, the Company concerning the business, management and financial affairs of the Company and the terms and conditions of the acquisition of the Shares contemplated hereby. The Individual acknowledges and agrees

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The Shares are being acquired for the Individual’s own account and without the intention of reselling or redistributing the Shares and that the Individual’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Shares in the foreseeable future. The Individual understands that the Shares have not been registered under the Securities Act of 1933 or any state or foreign securities laws in reliance on exemptions from registration, and that, accordingly, the Shares may not be resold by the undersigned unless they are registered under both the Securities Act of 1933 and applicable state or foreign securities laws or are sold in transactions which are exempt from such registration. Subscriber therefore agrees not to sell, assign, transfer or otherwise dispose of the Securities unless a registration statement relating thereto has been duly filed and become effective under the Securities Act of 1933 and applicable state or foreign securities laws, or unless in the opinion of counsel satisfactory to the Company no such registration is required under the circumstances. The Individual consents to the inscription on the certificates representing the Shares of a legend in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933 and have not been registered under any state securities laws. These securities may not be sold, offered for sale or transferred without first obtaining (i) an opinion of counsel satisfactory to the Company that such sale or transfer lawfully is exempt from registration under the Securities Act of 1933 and under the applicable state securities laws or (ii) such registration.

This Agreement will be governed by, and interpreted in accordance with, the laws of the State of Nevada applicable to contracts made and to be performed entirely within such state.

This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto. Any scanned, photocopied, electronic or faxed signature to the Agreement shall be deemed an original signature. Executed as of the date first written above.

Individual:	Mama’s Creations, Inc.

By:
Adam L. Michaels
Name:		Chief Executive Officer

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